EXHIBIT 10.11
                                    SPECIMEN

                          Morgan Stanley Charter Series

                     Units of Limited Partnership Interest
C                 Additional Subscription Agreement Update Form

                                 April 2, 2007

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             Please print or type (except signatures). Use ink only.

Morgan Stanley & Co. Incorporated Account No.   _ _ _ - _ _ _ _ _ _ - _ _ _

    I am an investor in one or more of the Morgan Stanley Charter Series partnership(s).

    I acknowledge receipt of the Morgan Stanley Charter Series Prospectus dated April 2, 2007 (the "Prospectus") and any applicable supplement to the Prospectus. I have signed this form, which updates each Subscription and Exchange Agreement and Power of Attorney I signed when I last purchased units in one or more of the Morgan Stanley Charter Series partnership(s), so that I may purchase additional units of such partnership(s) without the need to execute a new Subscription Agreement. I understand that if I wish to purchase additional units by way of an exchange, or if I wish to purchase units of any Morgan Stanley Charter Series partnership in which I am not currently an investor, I must first execute a new Subscription Agreement in the form annexed to the applicable Prospectus as Exhibit B.

    I hereby confirm that the representations, warranties and other information regarding the Subscriber in the Subscription Agreement(s) I previously executed are still accurate, and that any purchase of additional units following the date of this Subscription Agreement Update Form shall be deemed confirmation that such representations, warranties and other information are still accurate at the time of that additional purchase. I will notify my Morgan Stanley & Co. Incorporated Financial Advisor prior to the purchase of additional units if there is any material change in the Subscriber's representations, warranties, or other information contained in the previously executed Subscription Agreement(s).

    I understand that I will need to execute a new Subscription Agreement Update Form when a new Prospectus or Prospectus Supplement is issued.

INDIVIDUAL SUBSCRIBERS              IF SUBSCRIBER IS AN ENTITY

X ________________________________  ............................................
Signature of Subscriber(s)          Print Full Name of Entity

...................................  By: X ______________________________________
Print Full Name of Subscriber(s)          Signature

X ________________________________  By:.........................................
Signature of Co-Subscriber          Print Full Name of Person Signing for Entity

...................................  ............................................
Print Full Name of Co-Subscriber    Title

.......................              ......................
Date:                               Date:

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Financial Advisor and Branch Manager Use Only
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o  We, the undersigned Financial Advisor and Branch Manager, represent that the above signature(s) is/are true and correct. If the Subscriber's account is a participant-directed ERISA Plan or Individual Retirement Account for which Morgan Stanley & Co. Incorporated is custodian, the Branch Manager then certifies that the representations set forth under the heading "Entity Subscription" of the Subscription Agreement(s) the Subscriber previously executed are still accurate.

o We hereby confirm that at the time of any purchase of additional Units, the Subscriber received the Prospectus, any supplement to the Prospectus, and current monthly report at least five business days prior to the applicable monthly closing.

o We hereby confirm that at the time of any purchase of additional Units, the Subscriber meets the applicable suitability standards under "State Suitability Requirements" on page B-4 of the Subscription Agreement and any applicable supplement to the Prospectus.

X.................................  X...........................................
(Financial Advisor MUST sign)                (Branch Manager MUST sign)

...................................
    (Branch Telephone Number)

    Morgan Stanley & Co. Incorporated Financial Advisor: Please enter a BUY order upon making additions to an existing position during the life of the current prospectus, then this Agreement must be forwarded to the general partner, Attn: Managed Futures, at 522 Fifth Avenue, 13th Floor, New York, New York 10036. This form cannot be faxed.

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